UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

  Registrant’s telephone number, including area code:      (713) 626-1919

  Date of fiscal year end:      2/28

  Date of reporting period:      11/30/18

Item 1. Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-CE-DCO-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests-117.35%(b)(c)(d)

Aerospace & Defense-4.34%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/11/2015-02/28/2018; Cost $1,836,645)	6.10%	08/11/2022		$1,852	$1,856,965
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/07/2022		2,905	2,902,328
Greenrock Finance, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	06/28/2024		1,921	1,923,780
IAP Worldwide Services, First Lien Term Loan (3 mo. USD LIBOR + 5.50%) (e)(f)	1.46%	07/18/2019		1,444	1,444,403
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.89%	07/18/2019		1,635	1,622,360
Maxar Technologies Ltd., (Canada) Term Loan B (1 mo. USD LIBOR + 2.75%)	5.15%	10/04/2024		2,681	2,557,216
NAC Aviation 8 Ltd., (Ireland) Term Loan (1 mo. USD Fixed + 6.50%) (Acquired 03/24/2017; Cost $2,480,867)(e)	8.85%	12/31/2020		2,428	2,428,019
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.64%	04/29/2024		1,379	1,368,649
Perspecta Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	05/31/2025		1,310	1,308,933
Transdigm Inc., Term Loan G (1 mo. USD LIBOR + 2.50%)	4.84%	08/22/2024		1,133	1,106,468
TransDigm Inc., Term Loan F (1 mo. USD LIBOR + 2.50%)	4.84%	06/09/2023		10,771	10,525,064
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.84%	05/30/2025		8,298	8,105,854
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	03/08/2025		1,100	1,085,467
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	03/08/2026		550	549,645
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	02/28/2021		1,397	1,374,643
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/06/2018-07/20/2018; Cost $859,643)(e)	7.84%	02/12/2024		865	856,350
					41,016,144

Air Transport-1.76%

American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.08%	06/27/2025		146	141,870
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.30%	01/15/2025		6,584	6,530,983
eTraveli Group Holding AB, (Sweden) Term Loan B (g)	-	11/29/2024	EUR	3,415	3,893,390
Gol LuxCo S.A. (Luxembourg), Term Loan (Acquired 08/19/2015; Cost $3,468,961)	6.50%	08/31/2020		3,488	3,577,220
Mesa Airlines, Inc., Term Loan N913FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $250,657)(e)	6.82%	12/01/2021		237	234,737
Term Loan N914FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $290,528)(e)	6.82%	12/01/2021		275	272,076
Term Loan N915FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $245,360)(e)	6.82%	12/01/2021		232	229,776
Term Loan N916FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $305,845)(e)	6.82%	03/01/2022		291	287,924
Term Loan N917FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $278,297)(e)	6.82%	03/01/2022		265	261,990
Term Loan N947LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $303,487)(e)	6.82%	09/01/2022		291	288,158
Term Loan N948LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $312,036)(e)	6.82%	09/01/2022		299	296,275
Term Loan N950LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $343,382)(e)	6.82%	09/01/2022		329	326,037
Term Loan N951LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $325,145)(e)	6.82%	09/01/2022		312	308,721
					16,649,157

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Automotive-2.67%

Belron Finance US LLC, First Incremental Term Loan	5.03%	11/07/2025		$ 317	$314,339
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		2,115	2,106,585
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	05/19/2023		991	989,893
Dealer Tire, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.65%	12/22/2021		172	171,798
Garrett LX III, (Switzerland) Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	1,277	1,429,874
Term Loan B (3 mo. USD LIBOR + 2.50%)(e)	4.89%	09/27/2025		744	732,500
Mavis Tire Express Services Corp., Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%) (f)	2.41%	03/20/2025		297	293,787
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/20/2025		1,847	1,826,469
Midas Intermediate Holdco II, LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	5.14%	08/18/2021		1,468	1,418,774
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.13%	07/31/2025		1,337	1,332,456
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.82%	11/06/2024		784	780,291
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	05/22/2024		2,203	2,147,683
Tenneco Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	10/01/2025		4,515	4,423,157
ThermaSys Corp., Term Loan (h)	0.00%	05/03/2019		2,017	1,747,463
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	06/30/2025		394	385,213
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.13%	03/07/2024		570	566,500
Transtar Holding Co., Term Loan (Acquired 04/11/2017-07/06/2017; Cost $644,653)(f)	0.00%	04/11/2022		158	156,859
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(e)	6.57%	04/11/2022		1,707	1,651,288
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $532,337)(e)(i)	7.75%	04/11/2022		581	550,012
Wand Intermediate I L.P., Term Loan C (2 mo. USD LIBOR + 3.00%)	5.39%	09/17/2021		84	83,480
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.58%	09/19/2022		964	965,428
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	04/04/2025		1,190	1,177,628
					25,251,477

Beverage & Tobacco-0.68%

AI Aqua Merger Sub, Inc., (Australia) First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023		2,507	2,480,286
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023		2,699	2,673,874
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/20/2024		481	476,865
Arterra Wines Canada, Inc., (Canada) First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.09%	12/15/2023		823	817,137
					6,448,162

Building & Development-2.15%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2023		1,391	1,359,271
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	01/02/2025		140	136,437
Capital Automotive L.P., Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.35%	03/24/2025		2,023	2,037,421
DiversiTech Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	06/03/2024		2,275	2,238,959
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $288,158)	9.89%	06/02/2025		291	290,762
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/25/2023		1,472	1,353,680
HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	4.09%	10/17/2023		741	734,338
Janus International Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	02/12/2025		468	458,468
LSF10 Impala Investments S.a.r.l., (Luxembourg) Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/30/2025	EUR	2,842	3,238,486
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.18%	04/12/2025		2,291	2,249,057
RE/MAX, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $1,439,810)	5.09%	12/15/2023		1,442	1,443,587

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Building & Development-(continued)

SRS Distribution Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	05/23/2025		$ 2,629	$2,538,415
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	07/24/2024		2,276	2,207,365
					20,286,246

Business Equipment & Services-13.47%

Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	07/28/2022		2,853	2,799,959
Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	07/28/2022		2,772	2,734,397
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	06/30/2022		1,527	1,513,920
Altran Technologies, (France) Term Loan B (3 mo. USD LIBOR + 2.25%)	4.59%	03/20/2025		621	620,256
Asurion LLC, Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.34%	08/04/2022		44	43,709
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2023		6,353	6,295,754
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2024		13	12,519
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.85%	08/04/2025		12,345	12,623,245
Blackhawk Network Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.38%	06/15/2026		607	595,299
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/22/2024		204	203,251
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.73%	06/21/2024		2,788	2,748,424
Brightview Landscapes, LLC, First Lien Revolver Loan (Acquired 10/14/2016; Cost $555,625)(e)(f)	0.50%	08/15/2023		580	536,453
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/15/2025		988	983,835
Camelia Bidco Ltd., (United Kingdom) Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.55%	10/14/2024	GBP	2,784	3,549,191
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.89%	03/14/2022		1,069	1,069,004
Checkout Holding Corp., First Lien Term Loan B (h)	0.00%	04/09/2021		3,403	884,841
Colour Bidco Ltd., (United Kingdom) Term Loan B (6mo. GBP LIBOR + 5.25%)	6.04%	01/31/2025	GBP	1,840	2,287,355
CRCI Longhorn Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/08/2025		162	160,969
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.57%	08/08/2026		86	86,027
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	12/20/2019		1,893	745,974
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.89%	12/21/2020		678	30,487
Dream Secured Bondco AB, Term Loan B1F (g)	-	10/21/2022		3,204	3,621,718
Financial & Risk US Holdings, Inc., First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/01/2025	EUR	9,152	10,344,266
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	10/01/2025		6,046	5,901,077
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.59%	12/01/2023		4,115	4,086,028
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.34%	04/16/2025		1,687	1,680,647
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%) (Acquired 04/11/2018; Cost $567,235)	11.35%	04/16/2026		596	584,283
Global Payments Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.09%	10/20/2025		872	866,119
GlobalLogic Holdings Inc., Delayed Draw Term Loan (e)(f)	3.25%	08/01/2025		34	33,382
Term Loan (1 mo. USD LIBOR + 3.25%)(e)	5.59%	08/01/2025		683	680,030
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(e)	5.64%	06/24/2024	GBP	4,254	5,447,889
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	8.50%	01/18/2024		1,674	1,674,606
ION Trading Technologies S.a.r.l., (Ireland) Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	11/21/2024	EUR	8,944	10,003,874
Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	11/21/2024		979	964,479
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	01/02/2026		1,776	1,744,643

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services-(continued)

Karman Buyer Corp., First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021		$ 2,907	$2,636,025
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021		2,961	2,691,208
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(e)	6.09%	04/25/2025		3,313	3,316,940
Kronos Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	5.54%	11/01/2023		2,477	2,443,778
Learning Care Group (US) No. 2 Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/13/2025		135	134,687
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $1,043,446)(e)	6.81%	11/20/2024		128	127,334
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.89%	09/30/2022		4,617	4,375,005
Prime Security Services Borrower, LLC, Revolver Loan (e)(f)	0.50%	05/02/2022		2,035	1,998,476
Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	05/02/2022		1,932	1,913,795
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	01/29/2025		2,842	2,829,282
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.32%	11/08/2024		2,035	2,017,801
Spin Holdco Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.69%	11/14/2022		5,708	5,610,395
TNS Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.71%	02/14/2020		1,440	1,437,386
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	5.89%	05/21/2022		1,644	1,645,616
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022		1,001	986,914
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022		104	102,316
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/12/2023		134	130,161
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/14/2023		23	22,797
West Corp., Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/10/2024		1,535	1,499,213
Term Loan B (3 mo. USD LIBOR + 4.00%)	6.53%	10/10/2024		3,319	3,210,835
					127,287,874

Cable & Satellite Television-3.42%

Altice Financing S.A., (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	07/15/2025		873	850,181
Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	01/31/2026		2,236	2,157,739
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.72%	01/03/2025		2,394	2,359,310
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	04/30/2025		89	88,229
CSC Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	07/17/2025		188	184,994
Term Loan B-3	4.70%	01/15/2026		781	768,623
Term Loan (1 mo. USD LIBOR + 2.50%)	4.81%	01/25/2026		3,087	3,048,276
Numericable-SFR S.A., (France) Term Loan B-11 (3 mo. EURIBOR + 3.00%)	3.00%	06/22/2025	EUR	2,096	2,303,602
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.99%	01/31/2026		8,096	7,632,759
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.30%	01/31/2026		6,665	6,369,027
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.56%	08/15/2026		3,461	3,407,929
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		812	802,952
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.81%	04/15/2025		2,408	2,355,538
					32,329,159

Chemicals & Plastics-5.72%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.39%	01/31/2024		970	967,283
Avantor Inc., Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	11/21/2024	EUR	9,882	11,207,242
BCPE Max Dutch Bidco BV, Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/31/2025	EUR	1,328	1,520,321
Cabot Microelectronics Corp., Term Loan (g)	-	11/15/2025		1,452	1,446,448
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/16/2024		114	112,353
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/16/2025		1,718	1,705,918

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics-(continued)

Diamond (BC) B.V., (Netherlands) Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	09/06/2024	$	1,290	$ 1,257,820
Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%) (Acquired 10/27/2017; Cost $175,894)	5.59%	11/07/2024		344	342,348
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	11/07/2025		177	174,084
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	10/20/2024		124	122,194
HII Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (Acquired 10/05/2017; Cost $312,582)(e)	10.85%	12/21/2020		310	309,488
Ignition Midco BV, (Netherlands) Term Loan B (6mo. EURIBOR + 4.75%)	4.75%	07/18/2025	EUR	4,440	5,057,953
Invictus US NewCo LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.50%	03/28/2025		1,126	1,121,004
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	9.25%	03/30/2026		598	598,001
KPEX Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.34%	01/31/2026		230	226,247
MacDermid, Inc., First Lien Revolver Loan (e)(f)	0.50%	06/07/2020		1,096	1,088,315
First Lien Multicurrency Revolver Loan (e)(f)	0.50%	06/07/2020		1,096	1,088,315
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.84%	06/07/2020		26	26,131
Messer Industries USA Inc., Term Loan B-1 (g)	-	10/01/2025		3,201	3,161,702
Term Loan B-2 (g)	-	10/01/2025	EUR	2,037	2,307,814
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(e)	6.25%	11/14/2025		674	674,378
Oxea Corp., (Germany) Term Loan B-1 (g)	-	10/11/2024	EUR	1,779	2,003,880
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.94%	10/14/2024		1,470	1,457,308
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.03%	02/05/2025		791	783,158
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.98%	11/20/2023		945	933,341
Starfruit Finco BV, (Netherlands) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	10/01/2025	EUR	5,016	5,688,322
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	10/01/2025		4,445	4,389,269
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.19%	08/07/2020		757	753,528
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	09/06/2024		25	24,984
Tronox Finance LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/22/2024		2,005	1,986,506
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/23/2024		869	860,819
Venator Finance S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	08/08/2024		670	660,236
					54,056,710

Clothing & Textiles-1.21%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	09/27/2024		5,343	5,304,987
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.10%	09/29/2025		1,676	1,672,331
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.88%	08/21/2022		1,706	1,623,270
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.30%	05/01/2024		1,031	1,025,733
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	10/26/2023		1,674	1,583,841
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	04/25/2025		228	226,155
					11,436,317

Conglomerates-0.36%

CTC AcquiCo GmbH, (Germany) Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.96%	03/07/2025		18	17,678
Penn Engineering & Manufacturing Corp., Term Loan B (3 mo. EURIBOR + 2.50%)	3.50%	06/27/2024	EUR	6	7,178
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	06/27/2024		943	936,259

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Conglomerates-(continued)

Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	02/03/2025	$	2,205	$ 2,135,689
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.07%	02/02/2026		287	282,621
					3,379,425

Containers & Glass Products-4.80%

Aenova Holding GmbH, (Germany) Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	08/07/2020	EUR	139	155,633
Term Loan B (g)	-	09/29/2020	EUR	2,475	2,774,089
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR	77	85,891
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR	32	36,051
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR	12	13,366
Atlas Packaging GmbH, (Germany) Term Loan B (6mo. EURIBOR + 4.50%)	4.50%	07/27/2025	EUR	6,197	6,937,319
Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	11/07/2025		3,504	3,447,147
Berry Global, Inc, Term Loan S (1 mo. USD LIBOR + 1.75%)	4.07%	02/08/2020		259	258,129
Term Loan T (1 mo. USD LIBOR + 1.75%)	4.07%	01/06/2021		756	751,118
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.66%	04/03/2024		1,318	1,284,866
Consolidated Container Company LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/22/2024		1,120	1,109,271
Duran Group, (Germany) Term Loan B-2 (3 mo. EURIBOR + 4.00%) (Acquired 12/13/2017; Cost $7,980,865)(e)	4.00%	03/21/2024	EUR	6,750	7,488,843
Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $3,576,343)(e)	6.41%	03/21/2024		3,615	3,542,810
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	06/29/2025		2,757	2,721,575
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	10/19/2023		1,218	1,156,867
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.91%	10/19/2024		231	211,121
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.35%	11/21/2023		1,921	1,925,433
Klockner Pentaplast of America, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	5,184	5,180,871
Ranpak Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%) (Acquired 05/15/2015-05/07/2017; Cost $464,757)	5.59%	10/01/2021		463	462,195
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/22/2014; Cost $145,956)(e)	9.56%	10/03/2022		146	145,987
Refresco Group, N.V., (Netherlands) Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.87%	03/28/2025		1,393	1,376,183
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	02/05/2023		2,111	2,089,464
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	6.10%	11/30/2023		122	122,114
Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	11/30/2023		1,213	1,211,890
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/17/2024		853	840,628
					45,328,861

Cosmetics & Toiletries-1.18%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	09/26/2024		3,680	3,462,791
Anastasia Parent, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.07%	08/11/2025		573	566,130
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	04/05/2025		5,312	4,980,496
Parfums Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.96%	06/30/2024		2,113	2,097,311
					11,106,728

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Drugs-2.16%

BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $1,542,407)	8.14%	04/29/2020	$	1,605	$ 1,536,386
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.14%	04/29/2020		1,395	1,306,819
Endo LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	6.62%	04/29/2024		4,765	4,755,396
Valeant Pharmaceuticals International, Inc (Canada)., Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	06/01/2025		7,197	7,132,316
Incremental Term Loan	5.46%	06/01/2025		5,764	5,682,063
					20,412,980

Ecological Services & Equipment-1.35%

ADS Waste Holdings, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.47%	11/10/2023		226	224,475
EnergySolutions, LLC, Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.14%	05/11/2025		1,133	1,110,786
GFL Environmental Inc., (Canada) Delayed Draw Term Loan	0.00%	05/30/2025		198	192,798
Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.39%	05/30/2025		8,501	8,294,284
Patriot Container Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.06%	03/20/2026		476	466,070
Tunnel Hill Partners L.P., Term Loan B (g)	-	10/01/2025		735	732,903
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/11/2023		1,725	1,713,714
					12,735,030

Electronics & Electrical-12.59%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/08/2020		3,472	3,385,642
Applied Systems, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.39%	09/19/2024		361	357,625
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.39%	09/19/2025		86	86,689
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.44%	06/30/2021		476	452,887
Boxer Parent Co. Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	10/02/2025	EUR	2,077	2,358,788
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	04/18/2025		1,517	1,514,072
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/16/2023		2,387	2,366,291
Compuware Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/23/2025		102	102,240
Diebold Nixdorf, Inc., Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.63%	08/30/2022		2,551	2,680,849
Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	11/06/2023	EUR	640	637,437
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.13%	11/06/2023		1,526	1,341,944
DigiCert Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	10/31/2024		3,887	3,877,416
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	10/31/2025		351	346,254
Dynatrace LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	08/22/2025		394	393,060
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	08/21/2026		119	120,648
Energizer Holdings, Inc., Term Loan B (g)	-	06/21/2025		950	929,370
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	06/01/2022		47	46,182
Everest Bidco S.A.S., (France) First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	5,091	5,806,606
Finastra USA, Inc., (Luxembourg) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,101	2,385,599
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/13/2024		3,495	3,388,453
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/01/2024		2,087	2,075,988
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	07/07/2025		334	336,158

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical-(continued)

I-Logic Technologies Bidco Ltd., (United Kingdom) Term Loan (2 mo. USD LIBOR + 3.25%) (Acquired 12/20/2017; Cost $1,056,221)	5.64%	12/20/2024	$	1,056	$ 1,053,878
Term Loan (2 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	1,605	1,819,814
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost $991,134)	4.85%	04/04/2024		985	984,956
Marcel LUX IV, Term Loan (g)	-	09/27/2025		530	528,529
Term Loan (g)	-	09/27/2025	EUR	1,005	1,134,012
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $2,213,185)	8.32%	05/08/2025		2,251	2,262,505
McAfee, LLC, Term Loan B (2 mo. EURIBOR + 3.50%)	3.50%	09/30/2024	EUR	4,144	4,695,271
Term Loan B (2 mo. USD LIBOR + 3.75%)	6.10%	09/30/2024		123	123,232
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	08/18/2022		2,372	2,371,849
Microchip Technology Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	05/29/2025		2,565	2,543,212
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.14%	03/31/2022		1,474	1,466,398
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.56%	07/05/2023		1,299	1,293,758
Neustar, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	01/08/2020		523	522,299
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.84%	08/08/2024		2,173	2,150,361
Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	7,975	8,929,615
OEConnection LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	11/22/2024		1,167	1,163,871
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $222,163)	10.35%	11/22/2025		224	224,275
Open Text Corp., (Canada) Term Loan (1 mo. USD LIBOR + 1.75%)	4.09%	05/30/2025		80	79,448
Optiv Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	02/01/2024		3,015	2,886,452
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	01/31/2025		632	611,880
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	07/02/2025		3,969	3,915,237
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $1,036,460)(e)	6.57%	01/02/2025		1,039	1,042,566
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	07/07/2023		1,724	1,722,943
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.78%	05/16/2025		6,602	6,577,547
Renaissance Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/29/2026		395	386,037
Resideo Funding Inc, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.49%	10/25/2025		521	519,378
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	04/24/2022		1,333	1,287,131
Rocket Software, Inc., First Lien Term Loan	6.14%	10/14/2023		3,430	3,414,784
Second Lien Term Loan	11.89%	10/14/2024		574	576,946
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	10/12/2023		740	728,973
Sandvine Corp., Term Loan (g)	-	11/02/2025		2,077	2,082,220
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025		2,479	2,465,654
SonicWall U.S. Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.14%	05/16/2025		279	277,387
SS&C Technologies, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025		5,594	5,472,139
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025		2,131	2,084,213
Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	4.59%	04/16/2025		3,472	3,388,916
Sybil Software LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.89%	09/29/2023		3,459	3,435,863
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.85%	12/04/2020		276	276,342
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.80%	09/28/2024		3,242	3,193,572
Veritas US Inc., Term Loan (1 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	2,175	2,237,263

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical-(continued)

Xperi Corporation, Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.84%	12/01/2023	$	2,153	$2,117,789
					119,038,713

Equipment Leasing-0.02%

United Rentals, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025		205	204,822

Financial Intermediaries-2.35%

Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	08/17/2025		947	949,346
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.69%	07/19/2025		1,597	1,586,250
Evergood 4 APS, Second Lien Term Loan (3 mo. EURIBOR + 7.00%)(e)	8.00%	02/06/2027	EUR	4,631	5,242,756
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	03/22/2024		112	110,627
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	03/27/2020		4,329	3,753,137
RJO Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,719,968)	10.36%	05/05/2022		1,711	1,714,962
Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $611,444)(e)	14.34%	05/05/2022		608	609,764
SGG Holdings S.A., (Luxembourg) Term Loan B (6mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	4,794	5,433,753
Stiphout Finance LLC, (Virgin Islands (British)) First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	10/26/2022		1,353	1,333,168
Second Lien Term Loan (1 mo. EURIBOR + 7.25%)	7.25%	10/26/2023	EUR	1,303	1,472,846
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/21/2015; Cost $25,435)	9.60%	10/26/2023		25	25,272
					22,231,881

Food Products-3.75%

8th Avenue Food & Provisions, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	10/01/2025		5	4,498
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.05%	10/01/2026		192	194,108
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	03/30/2025		1,316	1,300,817
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	07/03/2020		2,539	2,404,686
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	04/06/2024		1,504	1,482,657
H-Food Holdings, LLC, Term Loan (1 mo. USD LIBOR + 3.69%)	6.03%	05/23/2025		3,754	3,663,481
Hostess Brands, LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.70%	08/03/2022		734	718,185
Jacobs Douwe Egberts International B.V., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025		1,013	1,007,986
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	10/30/2022		9,041	8,936,020
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	05/01/2025		789	791,392
Nomad Foods US LLC, (United Kingdom) Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.56%	05/15/2024		1,528	1,501,848
Post Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.32%	05/24/2024		825	821,627
Shearer’s Foods, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.59%	06/30/2021		1,965	1,937,276
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $240,317)	9.10%	06/30/2022		241	231,208
Sigma Bidco BV, Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	07/02/2025	EUR	1,584	1,771,676
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.60%	10/22/2025		9,493	8,697,985
					35,465,450

Food Service-0.84%

Carlisle FoodService Products, Inc., Delayed Draw Term Loan (f)	1.00%	03/20/2025		50	49,027
Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	03/20/2025		221	216,265
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/20/2025		1,618	1,604,283
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.57%	02/05/2025		2,027	2,008,731
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	02/16/2024		396	388,892

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Service-(continued)

NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	04/19/2024	$	1,459	$ 1,402,668
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	04/18/2025		344	336,468
Restaurant Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.65%	10/01/2025		481	480,812
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.90%	10/01/2026		665	673,457
Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.34%	02/01/2026		478	479,814
US Foods, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	06/27/2023		286	283,105
					7,923,522

Forest Products-0.15%

American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 04/06/2018; Cost $1,375,932)	6.85%	04/06/2024		1,397	1,399,145

Health Care-7.02%

Acadia Healthcare Co., Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	02/11/2022		903	896,352
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.84%	02/16/2023		1,874	1,859,832
AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan B (6mo. EURIBOR + 4.00%)	4.00%	07/10/2025	EUR	1,264	1,438,079
Argon Medical Devices Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/03/2017; Cost $117,129)	10.35%	01/23/2026		118	118,781
Auris Luxembourg III S.A.R.L., Term Loan B (g)	-	07/25/2025		1,280	1,457,358
Dentalcorp Perfect Smile ULC, (Canada) Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (f)	8.58%	06/08/2026		251	251,014
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.84%	06/08/2026		1,004	1,004,057
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.85%	12/20/2024		2	1,552
DJO Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.62%	06/07/2020		494	494,692
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	05/02/2023		1,155	1,152,444
Genesis Specialist Care Finance UK Ltd., Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/23/2025	EUR	1,207	1,370,336
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	06/28/2024		1,548	1,523,265
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	10/13/2025		438	436,166
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.32%	10/27/2022		223	223,072
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/07/2022		2,132	2,135,765
Heartland Dental, LLC, Delayed Draw Term Loan (f)	3.75%	04/30/2025		239	236,042
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/30/2025		1,591	1,569,678
IWH UK Midco Ltd., (United Kingdom) Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	7,484	8,429,754
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	02/03/2024		2,338	2,335,117
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/07/2023		3,711	3,650,351
Nidda Healthcare Holding AG, (Germany) Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.38%	08/21/2024	GBP	1,185	1,487,118
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.58%	06/30/2025		4,475	4,371,053
Prophylaxis B.V., (Netherlands) Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 05/23/2018; Cost $6,561,379)	4.00%	06/05/2025	EUR	5,633	6,397,308
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	09/02/2024		359	353,988
Team Health Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	02/06/2024		1,850	1,734,038
Terveys-ja hoivapalvelut Suomi Oy, (Finland) First Lien Term Loan B (3 mo. EURIBOR + 7.50%)	4.25%	08/11/2025	EUR	2,657	3,030,988
Second Lien Term Loan (3 mo. EURIBOR + 4.25%)	7.50%	07/19/2026	EUR	5,109	5,816,736
Unilabs Diagnostics AB, (Sweden) Revolver Loan (e)(f)	1.31%	04/01/2021	EUR	6,439	7,184,088
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.84%	08/27/2025		5,068	5,073,921
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/07/2024		377	373,914
					66,406,859

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Home Furnishings-1.92%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.10%	02/05/2024	$	1,583	$ 1,495,719
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.35%	09/29/2024		1,596	1,552,025
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/05/2024		28	27,906
Hilding Anders AB, (Sweden) PIK Term Loan, 12.00% PIK Rate (Acquired 06/17/2014-11/23/2017; Cost $3,260,626)(e)(i)	12.00%	06/30/2020	EUR	4,847	0
Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	8,867	7,922,651
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.84%	02/28/2025		709	706,307
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%) (Acquired 03/13/2018; Cost $258,175)	5.84%	02/16/2022		83	82,896
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023		2,394	2,128,643
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.55%	06/15/2025		2,057	2,034,025
TGP Holdings III, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	09/25/2024		1,804	1,772,472
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 09/25/2017-03/22/2018; Cost $475,461)	10.89%	09/25/2025		478	471,613
					18,194,257

Industrial Equipment-2.39%

Accudyne Industries LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	08/18/2024		364	359,325
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	04/28/2025		798	768,811
Alpha AB Bidco BV, Term Loan B (g)	-	09/26/2025		2,700	3,069,011
Altra Industrial Motion Corp., Term Loan B (g)	-	10/01/2025		1,245	1,234,987
ASP Unifrax Holdings, Inc., First Lien Term Loan (g)	-	11/05/2025	GBP	2,328	2,602,750
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.38%	05/18/2024		1,182	1,165,927
Delachaux S.A., (France) Term Loan B-3 (3 mo. GBP LIBOR + 4.25%)	5.25%	10/28/2021	GBP	2,358	3,024,642
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	08/29/2023		750	757,144
Engineered Machinery Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	07/19/2024		932	914,831
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	07/18/2025		1,317	1,315,599
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	07/30/2024		1,402	1,396,319
Milacron LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	09/28/2023		1,100	1,081,571
MX Holdings US, Inc., Term Loan B1C (1 mo. USD LIBOR + 3.00%)	5.34%	07/31/2025		1,137	1,141,904
New VAC US LLC, Term Loan (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018; Cost $672,584)(e)	6.39%	03/08/2025		673	672,496
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.89%	11/27/2020		2,221	2,076,691
Robertshaw US Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	02/28/2025		437	424,251
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.38%	02/28/2026		613	593,104
					22,599,363

Insurance-1.63%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	05/09/2025		4,179	4,109,871
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	01/25/2024		2,710	2,688,661
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.87%	08/16/2025		379	376,972
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.49%	04/25/2025		4,594	4,520,276
Sedgwick Claims Management Services, Inc., Term Loan (g)	-	11/15/2025		3,777	3,743,725
					15,439,505

Leisure Goods, Activities & Movies-4.92%

Alpha Topco Ltd., (United Kingdom) Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	02/01/2024		10,210	9,898,351
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	10/19/2023		982	972,030
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	02/28/2025		2,375	2,335,164

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Leisure Goods, Activities & Movies-(continued)

CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	11/08/2023	$	1,839	$ 1,708,508
Dorna Sports, S.L., (Spain) Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.39%	04/12/2024		1,323	1,307,464
Equinox Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	03/08/2024		1,570	1,559,319
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	09/06/2024		190	193,834
Financiere Abra SAS, (France) Term Loan B-1 (3 mo. EURIBOR + 4.25%)	4.25%	10/22/2025	EUR	713	806,130
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	10/22/2025	EUR	1,005	1,136,396
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.60%	04/18/2025		1,984	1,968,984
International Park Holdings B.V., Term Loan B (6mo. EURIBOR + 3.50%)	3.50%	06/13/2024	EUR	1,777	1,998,556
Invictus Media SLU, (Spain) Term Loan B-1 (6mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	1,546	1,765,217
Term Loan B-2 (3 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	927	1,058,172
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.33%	12/16/2024		1,105	1,102,339
Orbiter International S.a.r.l., (Luxembourg) Term Loan B-2 (3 mo. CHF LIBOR + 4.25%) (Acquired 07/07/2017; Cost $3,282,490)	4.25%	07/11/2024	CHF	3,177	3,180,440
Shutterfly Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.10%	08/17/2024		1,708	1,694,773
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.81%	08/19/2024		795	785,053
SSH Group Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(e)	6.77%	07/30/2025		1,052	1,043,758
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(e)	10.77%	07/30/2026		264	266,470
Thor Industries Inc., Term Loan (g)	-	11/01/2025		2,958	3,301,041
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	08/18/2023		8,058	8,049,850
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	08/18/2024		418	419,531
					46,551,380

Lodging & Casinos-3.16%

AMCP Clean Acquisition Co., LLC, Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%) (f)	3.25%	06/16/2025		160	159,602
Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	06/16/2025		663	663,344
Aristocrat Technologies Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.22%	10/19/2024		457	450,958
Belmond Interfin Ltd., (Bermuda) Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	07/03/2024		1,985	1,970,700
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	12/23/2024		11,833	11,644,519
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	04/18/2024		435	428,037
Four Seasons Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	11/30/2023		173	171,156
MGM Growth Properties Operating Partnership L.P., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	03/21/2025		222	218,576
Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.58%	10/15/2025		902	896,452
Scientific Games International, Inc., Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	5.22%	08/14/2024		5,481	5,346,409
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	07/10/2025		4,132	4,124,342
Tackle Group S.a.r.l., (Luxembourg) Revolver Loan (e)(f)	1.35%	06/08/2022	EUR	741	809,335
Twin River Management Group, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/10/2020		1,658	1,653,849
VICI Properties 1 LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/20/2024		446	439,099
Wynn Resorts, Ltd., Term Loan (1 mo. USD LIBOR + 2.25%)	4.60%	10/30/2024		928	910,174
					29,886,552

Nonferrous Metals & Minerals-0.73%

American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	03/21/2025		1,128	1,123,274
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	06/01/2025		3,247	2,615,773

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Nonferrous Metals & Minerals-(continued)

Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.64%	01/28/2022	$	1,607	$ 1,593,142
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/29/2015; Cost $540,996)(e)	10.89%	01/30/2023		547	539,198
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	05/01/2025		1,153	1,028,601
					6,899,988

Oil & Gas-6.82%

BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	06/24/2024		2,048	1,982,907
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	05/21/2025		1,970	1,922,768
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/14/2023		34	34,217
California Resources Corp., Term Loan (1 mo. USD LIBOR + 10.38%)	12.72%	12/31/2021		2,017	2,156,784
Term Loan (1 mo. USD LIBOR + 4.75%)	7.07%	12/31/2022		2,802	2,832,070
Centurion Pipeline L.P., Term Loan B (3 mo. USD LIBOR + 3.25%)	5.64%	09/29/2025		466	468,700
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	07/29/2021		1,911	1,901,711
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.82%	03/06/2023		3,101	3,071,074
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.59%	03/31/2025		1,365	1,351,277
Encino Energy, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(e)	9.09%	10/29/2025		921	928,146
Fieldwood Energy LLC, Revolver Loan (e)(f)	4.50%	04/11/2021		7,524	7,448,250
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.59%	04/11/2022		2,337	2,304,772
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.59%	04/11/2023		3,824	3,513,477
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.82%	12/23/2024		1,568	1,565,684
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.64%	08/25/2023		4,650	3,743,179
HGIM Corp., Term Loan (6mo. USD LIBOR + 6.00%)	8.51%	07/02/2023		1,504	1,508,183
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	02/17/2025		1,443	1,380,158
McDermott Technology (Americas), Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	7.34%	05/12/2025		4,446	4,285,636
Moda Midstream LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.59%	09/29/2025		433	430,997
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.81%	12/13/2024		1,822	1,813,578
Ocean Rig 1 Inc., Term Loan (Prime Rate + 7.00%)	8.00%	09/20/2024		643	677,095
Osum Production Corp., (Canada) Term Loan (3 mo. USD LIBOR + 5.50%)(e)	7.89%	07/31/2020		2,486	2,299,174
Paragon Offshore Finance Co., (Cayman Island) Term Loan (Acquired 07/11/2014; Cost $9,290)(e)(h)(j)	0.00%	07/18/2021		9	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	03/19/2021		4,456	4,159,621
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.39%	02/21/2021		9,275	7,972,786
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	08/04/2021		1,020	918,395
Traverse Midstream Partners LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.60%	09/27/2024		685	683,374
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.82%	03/30/2023		524	526,002
Weatherford International Ltd., (Bermuda) Term Loan (1 mo. USD LIBOR + 1.43%)	3.77%	07/13/2020		2,636	2,591,075
					64,471,090

Publishing-2.08%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	04/11/2025		904	902,349
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/12/2024		3,273	3,244,123
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.56%	06/07/2023		3,406	3,057,801
Getty Images, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	10/18/2019		6,523	6,476,799
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(e)	7.78%	06/01/2022		555	558,233
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	10/24/2021		1,666	1,666,437
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.34%	01/27/2024		3,781	3,772,802
					19,678,544

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Radio & Television-1.58%

Gray Television, Inc., Term Loan C (g)	-	11/02/2025	$	2,743	$ 2,724,673
iHeartCommunications, Inc., Term Loan D (h)(j)	0.00%	01/30/2019		13,963	9,985,397
Mission Broadcasting, Inc., Term Loan B-3 (g)	-	01/17/2024		162	160,409
NEP/NCP HoldCo, Inc., Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	10/19/2025	EUR	441	499,341
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	10/19/2026		653	643,894
Nexstar Broadcasting, Inc., Term Loan B-3 (g)	-	01/17/2024		962	953,624
					14,967,338

Retailers (except Food & Drug)-2.83%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.35%	09/25/2024		4,081	4,043,255
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 7.00%)	9.23%	12/31/2020		593	599,448
Fullbeauty Brands Holdings Corp., Term Loan (h)	0.00%	10/14/2022		1,816	526,741
National Vision, Inc., First Lien Revolver Loan (e)(f)	0.38%	03/13/2019		1,744	1,604,461
Payless Inc., Term Loan A-1 (3 mo. USD LIBOR + 8.00%)(e)	10.33%	02/10/2022		834	458,788
Term Loan A-2 (3 mo. USD LIBOR + 9.00%)(e)	11.33%	08/10/2022		1,566	602,826
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.78%	01/26/2023		5,917	4,464,633
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.22%	07/09/2019		4,169	4,021,002
Staples, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.54%	09/12/2024		1,740	1,715,336
Vivarte, PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (i)	7.00%	10/29/2019		6,217	5,096,920
Watson BidCo B.V., (Netherlands) Term Loan B (6mo. EURIBOR + 3.50%)	3.50%	05/20/2024	EUR	3,671	3,619,717
					26,753,127

Surface Transport-2.48%

Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	12/06/2024		560	561,149
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.10%	11/12/2020		2,252	1,673,685
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		112	110,810
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		1,154	1,143,654
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	10/12/2024		970	960,865
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.07%	12/06/2024		4,338	4,273,959
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.60%	06/26/2021		1,892	1,816,109
Zeus Bidco Ltd., (United Kingdom) Term Loan (3 mo. GBP LIBOR + 7.25%) (Acquired 03/24/2017; Cost $12,733,691)(e)	8.05%	03/29/2024	GBP	10,325	12,926,710
					23,466,941

Telecommunications-8.93%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	01/31/2025		10,357	10,078,925
Colorado Buyer Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	05/01/2024		1,867	1,842,852
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	10/24/2022		6,685	6,225,662
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/05/2023		7,462	7,175,700
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.10%	03/31/2021		3,074	2,949,902
Term Loan (1 mo. USD LIBOR + 4.38%)	6.73%	10/12/2021		902	885,531
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	6.10%	06/15/2024		423	404,046
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/16/2024		567	563,914
Intelsat Jackson Holdings S.A., (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.07%	11/27/2023		837	833,104
Term Loan B-5	6.63%	01/02/2024		2,706	2,722,416
Lumentum Holdings, Inc., Term Loan (e)(g)	-	08/07/2025		791	784,340
MLN US Holdco LLC, Term Loan B (g)	-	07/13/2025		1,557	1,559,887

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Telecommunications-(continued)

MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	11/15/2024		$ 2,573	$ 2,558,222
Odyssey Investissement S.A.S., (France) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	5,396	6,114,372
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		3,435	3,377,020
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	04/11/2025		1,377	1,364,363
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.88%	02/02/2024		1,142	1,129,846
Incremental Term Loan	5.71%	02/02/2024		11,489	11,406,935
Syniverse Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.31%	03/09/2023		4,163	3,994,497
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.89%	11/17/2023		8,978	8,806,263
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.39%	05/02/2023		1,801	1,746,539
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	6.31%	03/29/2021		6,461	6,027,314
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.56%	02/17/2024		2,136	1,855,471
					84,407,121

Utilities-5.89%

AI Alpine AT BidCo GmbH, (Austria) Term Loan B (g)	-	10/25/2025	EUR	3,657	4,128,888
Term Loan B (e)(g)	-	10/25/2025		145	143,250
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/27/2022		772	768,248
Brookfield WEC Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	08/01/2025		5,056	5,051,318
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.10%	08/03/2026		753	761,179
Calpine Corp., Term Loan B (g)	-	12/31/2019		106	105,726
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2023		2,382	2,345,134
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	05/31/2023		5,056	4,976,386
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2024		2,801	2,752,462
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	10/02/2023		4,035	4,006,336
Granite Acquisition, Inc., First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.89%	12/17/2021		508	506,942
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	12/17/2021		4,407	4,396,254
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/28/2025		572	574,408
Lightstone Holdco LLC, Term Loan C (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024		308	299,636
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.10%	01/30/2024		5,738	5,578,846
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	05/16/2024		3,005	3,023,027
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/23/2025		31	30,700
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	03/06/2025		894	874,193
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	12/02/2021		627	612,455
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/08/2023		3,366	3,313,496
Vistra Operations Co. LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	08/04/2023		3,051	3,012,198
Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/31/2025		8,518	8,404,628
					55,665,710
Total Variable Rate Senior Loan Interests (Cost $1,153,746,668)					1,109,375,578

U.S. Dollar Denominated Bonds & Notes-21.73%

Air Transport-0.30%

Mesa Airlines, Inc. Class B	5.75%	07/15/2025		2,905	2,884,096

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive-1.62%

Federal-Mogul Holdings Corp.(k)	5.00%	07/15/2024	EUR	$4,323	$5,071,479
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(k)	4.87%	04/15/2024	EUR	8,703	9,924,889
Schaeffler AG (Germany)(k)	4.13%	09/15/2021		376	364,720
					15,361,088

Building & Development-1.21%

Haya Finance 2017 S.A. (Spain)(k)	5.25%	11/15/2022	EUR	1,291	1,379,622
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(l)	5.12%	11/15/2022	EUR	4,086	4,376,757
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(k)	4.63%	03/15/2024	EUR	1,997	2,251,196
LSF10 Wolverine Investment SCA (Denmark)(k)	5.00%	03/15/2024	EUR	3,063	3,393,839
					11,401,414

Business Equipment & Services-2.43%

Dream Secured Bondco AB (Sweden)(k)	5.75%	12/01/2023	EUR	9,878	11,044,889
Nexi S.p.A. (Italy)(k)	4.12%	11/01/2023	EUR	413	464,369
Nexi S.p.A. (Italy) (3 mo. EURIBOR + 3.63%)(k)	3.63%	05/01/2023	EUR	3,548	4,006,650
Refinitiv US Holdings Inc. REGS, Sr. Unsec. Bonds(k)	4.50%	05/15/2026	EUR	505	566,214
Refinitiv US Holdings Inc. REGS, Sr. Unsec. Bonds(k)	6.87%	11/15/2026	EUR	636	683,511
Techem GmbH (Germany)(k)	6.00%	07/30/2026	EUR	5,605	6,220,385
					22,986,018

Cable & Satellite Television-3.88%

Altice Financing S.A. Sr. Sec. Gtd. First Lien Notes (Luxembourg)(k)	6.62%	02/15/2023		536	530,640
Altice Financing S.A. Sr. Sec. Gtd. First Lien Bonds (Luxembourg)(k)	7.50%	05/15/2026		3,064	2,887,820
Altice Financing S.A. (Luxembourg)(k)	4.75%	01/15/2028	EUR	6,272	5,748,108
CSC Holdings LLC Sr. Sec. Gtd. First Lien Notes(k)	5.50%	05/15/2026		7,531	7,323,897
Numericable-SFR S.A. (France)(k)	5.87%	02/01/2027	EUR	14,275	16,409,526
Telenet Financing USD LLC (Belgium)(k)	3.50%	03/01/2028	EUR	1,400	1,554,834
Virgin Media Bristol LLC (United Kingdom)(k)	5.50%	08/15/2026		2,252	2,126,001
Virgin Media Bristol LLC (United Kingdom)	5.13%	02/15/2022	GBP	100	127,271
					36,708,097

Chemicals & Plastics-0.31%

Alpha US Bidco, Inc. (Germany)(k)	8.75%	06/01/2023		854	832,650
Avantor Inc.(k)	6.00%	10/01/2024		1,290	1,281,937
Starfruit US Holdco LLC REGS, Sr. Unsec. Bonds (Netherlands)(k)	6.50%	10/01/2026	EUR	761	804,000
					2,918,587

Conglomerates-0.89%

CTC BondCo GmbH (Germany)(k)	5.25%	12/15/2025	EUR	7,795	8,438,463
Containers & Glass Products-1.42%

Ardagh Glass Finance PLC (Luxembourg)	6.62%	09/15/2023	EUR	10,964	12,121,650
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(k)(l)	5.94%	07/15/2021		1,310	1,322,969
					13,444,619

Electronics & Electrical-0.17%

Blackboard Inc.(k)	9.75%	10/15/2021		2,320	1,658,800

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries-3.84%

AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(k)	5.00%	08/01/2024	EUR	$4,277	$4,144,862
Arrow Global Finance (United Kingdom) (3 mo. EURIBOR + 3.75%)(l)	3.75%	03/01/2026	EUR	130	141,078
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(k)	5.88%	11/15/2021	EUR	2,913	3,218,166
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(k)	4.50%	09/01/2023	EUR	8,032	7,795,090
Garfunkelux Holdco 3 S.A. (Luxembourg)(k)	11.00%	11/01/2023	GBP	8,624	8,956,147
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(k)	7.33%	02/01/2023	GBP	836	952,887
Nemean Bondco PLC (Jersey)(k)	7.37%	02/01/2024	GBP	9,994	11,086,218
					36,294,448

Health Care-2.58%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(k)	5.81%	07/15/2019	GBP	6,037	7,668,650
DJO Finance LLC(k)	8.12%	06/15/2021		1,186	1,231,958
DJO Finance LLC	10.75%	04/15/2020		2,319	2,327,696
IDH Finance PLC (United Kingdom)(k)	6.25%	08/15/2022	GBP	2,307	2,484,043
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)	6.89%	08/15/2022	GBP	3,875	4,285,705
Nidda Healthcare Holding AG (Germany)(k)	5.00%	09/30/2025	EUR	3,938	4,022,265
Recordati Spa REGS, Sr. Unsec. Bonds (Italy)(k)	6.75%	10/30/2025	EUR	927	1,053,812
Recordati Spa REGS, Sr. Unsec. Floating Rate Bonds (Italy) (3 mo. EURIBOR + 6.25%)(k)	6.25%	10/30/2025	EUR	1,121	1,274,097
					24,348,226

Home Furnishings-0.83%

International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(k)	6.50%	11/15/2025	EUR	1,002	1,059,497
International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(k)	5.68%	11/15/2025	EUR	1,252	1,365,662
Shop Direct Funding PLC (United Kingdom)(k)	7.75%	11/15/2022	GBP	5,057	5,381,533
					7,806,692

Industrial Equipment-0.02%

Altra Industrial Motion Corp. Sr. Unsec. Gtd. Notes(k)	6.13%	10/01/2026		157	155,430
Lodging & Casinos-1.02%

ESH Hospitality, Inc.(k)	5.25%	05/01/2025		834	799,598
Scientific Games International, Inc.(k)	3.38%	02/15/2026	EUR	1,518	1,604,057
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(k)	5.76%	05/15/2023	GBP	5,640	7,164,997
VICI Properties 1 LLC	8.00%	10/15/2023		81	88,569
					9,657,221

Nonferrous Metals & Minerals-0.55%

TiZir Ltd. (United Kingdom)(k)	9.50%	07/19/2022		4,863	5,166,937
Oil & Gas-0.01%

Pacific Drilling S.A. Sr. Sec. Bonds(k)	8.38%	10/01/2023		79	78,013
Radio & Television-0.34%

Clear Channel International B.V.(k)	8.75%	12/15/2020		3,093	3,178,057
Retailers (except Food & Drug)-0.05%

Claire’s Stores Inc.(h)(k)	0.00%	03/15/2020		734	458,750
Surface Transport-0.05%

WFS Global Holding S.A.S. (Netherlands) (3 mo. EURIBOR + 6.25%)(k)	6.25%	08/15/2023	EUR	438	493,629
Telecommunications-0.17%

Communications Sales & Leasing, Inc.(k)	6.00%	04/15/2023		842	804,110
Goodman Networks Inc.	8.00%	05/11/2022		1,607	843,761
Windstream Services, LLC(k)	9.00%	06/30/2025		14	10,290
					1,658,161

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Utilities-0.04%

Calpine Corp.(k)	5.25%	06/01/2026	$374	$349,222
Total U.S. Dollar Denominated Bonds & Notes (Cost $228,778,916)				205,445,968

			Shares

Common Stocks & Other Equity Interests-8.78%(m)

Aerospace & Defense-0.38%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $239,759)(e)(k)			220	3,572,531

Automotive-0.02%

Transtar Holding Co., Class A (Acquired 04/11/2017; Cost $147,948)(k)(n)			2,348,384	176,129

Building & Development-0.03%

Five Point Holdings LLC, Class A(n)			37,531	287,863
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $24,140,508)(e)(k)(n)			2,338	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $285,788)(k)(e)			28	0
				287,863

Chemicals & Plastics-0.00%
LyondellBasell Industries N.V., Class A			344	32,099

Conglomerates-0.02%

Euramax International, Inc. (Acquired 07/09/2009; Cost $1,962,106)(e)(k)(n)			1,870	158,933

Drugs-0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(e)(k)(n)			4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(e)(k)(n)			7,468	0
				0

Financial Intermediaries-0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0)(e)(k)(n)			2,144	2,144
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0)(e)(k)(n)			1,142	1,257
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0)(e)(k)(n)			3,334	33
				3,434

Forest Products-0.16%

Verso Corp., Class A(n)			61,544	1,552,140

Health Care-0.00%

New Millennium Holdco(n)			148,019	18,354

Leisure Goods, Activities & Movies-0.45%

Metro-Goldwyn-Mayer, Inc., Class A(n)			50,602	4,231,592

Lodging & Casinos-0.60%

Caesars Entertainment Operating Co., LLC(n)			33,147	282,412
Twin River Management Group, Inc.(n)			41,966	5,392,631
				5,675,043

Nonferrous Metals & Minerals-0.00%

Levantina Group, (Spain) (Acquired 04/29/2014-07/19/2017; Cost $0)(e)(k)(n)			148,087	0

Oil & Gas-1.31%

Ameriforge Group Inc.(e)			409	24,540
CJ Holding Co.(n)			28,759	494,080
Fieldwood Energy LLC(n)			45,648	1,901,992

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

			Shares		Value
Oil & Gas-(continued)

HGIM Corp.(n)				3,536	$153,816
HGIM Corp., Wts. expiring 07/02/2043(n)				15,803	742,741
Ocean Rig 1 Inc.(n)				144,448	4,005,543
Paragon Offshore Finance Co., Class A (Cayman Islands)(j)(n)				2,560	2,560
Paragon Offshore Finance Co., Class B (Cayman Islands)(j)(n)				1,280	49,280
Samson Investment Co.				163,748	3,848,078
Tribune Resources, Inc., First Lien Wts. (Acquired 04/03/2018; Cost $8,064)(e)(k)(n)				97,410	2,922
Tribune Resources, Inc.(n)				376,237	1,113,097
					12,338,649

Publishing-1.36%

Affiliated Media, Inc., Class B (Acquired 10/11/2007; Cost $5,595,972)(k)(n)				87,369	1,572,638
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $1,384,908)(k)(n)				602,134	11,214,746
Tribune Publishing Co.(n)				6,064	88,474
					12,875,858

Retailers (except Food & Drug)-0.01%

Payless Inc.(n)				79,627	59,720

Surface Transport-3.37%

Nobina Europe AB(k)(o)				4,969,706	31,853,415

Telecommunications-0.00%

Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,011)(e)(k)(n)				101,108	0

Utilities-1.07%

Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(e)(k)(n)				2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(e)(k)(n)				3,283	0
Vistra Operations Co. LLC(n)				412,446	9,684,232
Vistra Operations Co. LLC, Rts. expiring 12/31/2046				412,446	331,194
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $317,415)(e)(k)(n)				675,351	104,680
					10,120,106
Total Common Stocks & Other Equity Interests (Cost $63,071,941)					82,955,866

	Interest Rate	Maturity Date	Principal Amount (000)(a)

Structured Products-2.76%

Adagio V CLO DAC, Series V-X, Class E (6mo. EURIBOR + 5.15%)(k)	5.15%	10/15/2031	EUR $	263	283,541
Avoca CLO XVII DAC, Series 17X, Class E (3 mo. EURIBOR + 5.95%)(k)	5.95%	01/15/2030	EUR	3,750	4,249,096
Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(k)	5.10%	08/05/2030	EUR	4,988	5,558,435
Elm Park CLO, Series 1X, Class D (3 mo. EURIBOR + 5.25%)(k)	5.25%	04/16/2029	EUR	3,000	3,426,381
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(k)(l)	7.59%	10/25/2028		1,694	1,690,303
OCP Euro CLO (Ireland), Series 2017-1, Class E (3 mo. EURIBOR + 5.35%)(k)	5.35%	06/18/2030	EUR	2,850	3,175,514
Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(k)	5.00%	01/15/2032	EUR	1,405	1,596,481
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(k)(l)	7.29%	04/15/2026		1,639	1,594,676
Palmerston Park CLO, Series 2017, Class D (3 mo. EURIBOR + 5.37%)(k)	5.37%	04/18/2030	EUR	4,000	4,488,474
Total Structured Products (Cost $26,108,562)					26,062,901

			Shares
Preferred Stocks-0.00%(m)

Financial Intermediaries-0.00%

RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0)(e)(k)(n)				649	6,489

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Retailers (except Food & Drug)-0.00%

Vivarte (France)(e)	39,369	$0
Vivarte, Class A Preference Shares (France) (Acquired 01/12/2018; Cost $0)(e)(k)	1,313	0
Vivarte, Class B Preference Shares (France) (Acquired 01/12/2018; Cost $0)(e)(k)	1,313	0
		0

Telecommunications-0.00%

Goodman Networks Inc., Series A-1(e)	120,295	0
Total Preferred Stocks (Cost $1,203)		6,489
TOTAL INVESTMENTS IN SECURITIES-150.62% (Cost $1,471,707,290)		1,423,846,802
BORROWINGS-(31.95)%		(302,000,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES-(13.19)%		(124,650,090)
OTHER ASSETS LESS LIABILITIES-(5.48)%		(51,871,449)
NET ASSETS APPLICABLE TO COMMON SHARES-100.00%		$945,325,263

Investment Abbreviations:

CHF	- Swiss Franc
CLO	- Collateralized Loan Obligation
DAC	- Designated Activity Co.
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
Gtd.	- Guaranteed
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REGS	- Regulation S
Rts.	- Rights
Sec.	- Secured
Sr.	- Senior
Unsec.	- Unsecured
USD	- U.S. Dollar
Wts.	- Warrants

Notes of Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(f)

All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 5.

(g)	This variable rate interest will settle after November 30, 2018, at which time the interest rate will be determined.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2018 was $13,603,192, which represented 1.44% of the Fund’s Net Assets.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	The borrower has filed for protection in federal bankruptcy court.
(k)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $257,263,908, which represented 27.21% of the Fund’s Net Assets.

(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(m)	Securities acquired through the restructuring of senior loans.
(n)	Non-income producing security.
(o)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of November 30, 2018 represented 3.37% of the Fund’s Net Assets. See Note 4.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/14/2018	Barclays Capital	EUR	75,916,387	USD	87,835,487	$1,815,724
12/14/2018	Barclays Capital	GBP	22,740,657	USD	30,085,600	1,093,448
12/14/2018	Barclays Capital	SEK	147,976,814	USD	16,333,335	64,240
12/14/2018	Barclays Capital	SEK	9,348,018	USD	1,039,988	12,234
12/14/2018	Barclays Capital	SEK	13,530,025	USD	1,500,687	13,148
12/14/2018	Barclays Capital	SEK	4,428,008	USD	490,348	3,517
01/15/2019	Barclays Capital	GBP	21,210,008	USD	27,761,306	665,871
12/14/2018	Canadian Imperial Bank of Commerce	USD	84,939,070	EUR	75,200,593	269,638
12/14/2018	Citibank N.A.	CHF	3,267,222	USD	3,310,312	36,727
12/14/2018	Citibank N.A.	EUR	4,639,786	USD	5,284,107	26,832
12/14/2018	Citibank N.A.	GBP	192,514	USD	247,220	1,783
12/14/2018	Citibank N.A.	SEK	149,683,727	USD	16,519,800	63,041
12/14/2018	Citibank N.A.	SEK	6,888,012	USD	769,296	12,004
12/14/2018	Citibank N.A.	SEK	3,936,006	USD	437,451	4,712
01/15/2019	Citibank N.A.	GBP	21,210,323	USD	27,738,658	642,819
01/15/2019	Citibank N.A.	GBP	1,199,810	USD	1,536,736	3,999
01/15/2019	Citibank N.A.	NOK	1,450	USD	171	2
12/14/2018	Goldman Sachs & Co.	EUR	75,916,387	USD	87,927,878	1,908,114
12/14/2018	Goldman Sachs & Co.	GBP	22,768,854	USD	30,125,198	1,097,096
12/14/2018	Goldman Sachs & Co.	NOK	1,450	USD	177	9
12/14/2018	Goldman Sachs & Co.	SEK	4,920,009	USD	551,241	10,318
12/14/2018	Goldman Sachs & Co.	SEK	6,888,012	USD	765,822	8,530
12/14/2018	Goldman Sachs & Co.	USD	1,482,588	SEK	13,530,025	4,950
12/14/2018	Goldman Sachs & Co.	USD	85,045,103	EUR	75,200,593	163,605
12/14/2018	Goldman Sachs & Co.	USD	3,153,316	CHF	3,174,163	27,028
01/15/2019	Goldman Sachs & Co.	EUR	14,317	USD	16,432	156
01/15/2019	Goldman Sachs & Co.	EUR	2,468,633	USD	2,811,109	4,715
01/15/2019	Goldman Sachs & Co.	SEK	4,182,007	USD	463,323	1,950
01/15/2019	Goldman Sachs & Co.	SEK	3,444,006	USD	380,087	134
12/14/2018	JP Morgan Chase Bank	EUR	75,912,576	USD	87,742,671	1,727,225
12/14/2018	JP Morgan Chase Bank	GBP	22,768,854	USD	30,122,033	1,093,931
12/14/2018	JP Morgan Chase Bank	GBP	205,657	USD	264,414	2,221
12/14/2018	JP Morgan Chase Bank	USD	85,089,471	EUR	75,200,593	119,237
01/15/2019	JP Morgan Chase Bank	GBP	21,210,008	USD	27,747,802	652,367
01/15/2019	JP Morgan Chase Bank	SEK	145,509,848	USD	16,164,309	111,203
01/15/2019	JP Morgan Chase Bank	SEK	2,952,006	USD	329,677	4,002
12/14/2018	Royal Bank of Canada	USD	85,014,271	EUR	75,200,593	194,437
01/15/2019	Royal Bank of Canada	SEK	12,792,024	USD	1,421,927	10,671
01/15/2019	Royal Bank of Canada	USD	244,209	SEK	2,214,004	47
01/15/2019	State Street Bank & Trust Co.	SEK	145,508,681	USD	16,165,332	112,355
12/14/2018	Toronto Dominion Bank	EUR	75,916,387	USD	87,926,891	1,907,128
Subtotal - Appreciation						13,891,168
12/14/2018	Barclays Capital	USD	1,047,304	SEK	9,348,017	(19,550)
12/14/2018	Barclays Capital	USD	938,079	SEK	8,364,016	(18,509)
12/14/2018	Barclays Capital	USD	598,359	SEK	5,412,010	(3,344)
12/14/2018	Barclays Capital	USD	27,700,898	GBP	21,211,598	(658,149)
01/15/2019	Barclays Capital	USD	1,099,130	SEK	9,840,018	(13,548)
01/15/2019	Canadian Imperial Bank of Commerce	EUR	75,562,239	USD	85,678,134	(222,616)
12/14/2018	Citibank N.A.	SEK	5,412,010	USD	594,248	(767)
12/14/2018	Citibank N.A.	USD	221,895	SEK	1,968,003	(5,526)

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/14/2018	Citibank N.A.	USD	27,193,910	GBP	20,840,476	$(624,305)
12/14/2018	Citibank N.A.	USD	171	NOK	1,450	(2)
01/15/2019	Citibank N.A.	USD	1,617,286	EUR	1,418,394	(4,826)
01/15/2019	Citibank N.A.	USD	1,050,274	GBP	816,266	(7,508)
01/15/2019	Citibank N.A.	USD	1,642,773	SEK	14,760,027	(14,400)
01/15/2019	Citibank N.A.	USD	907,091	GBP	706,247	(4,872)
01/15/2019	Citibank N.A.	USD	597,270	GBP	464,336	(4,088)
12/14/2018	Goldman Sachs & Co.	SEK	4,920,009	USD	538,011	(2,913)
12/14/2018	Goldman Sachs & Co.	USD	379,122	SEK	3,444,006	(476)
12/14/2018	Goldman Sachs & Co.	USD	1,281,250	SEK	11,562,021	(10,081)
12/14/2018	Goldman Sachs & Co.	USD	875,192	SEK	7,872,013	(9,715)
01/15/2019	Goldman Sachs & Co.	CHF	3,176,772	USD	3,169,359	(25,638)
01/15/2019	Goldman Sachs & Co.	EUR	74,440,844	USD	84,510,084	(115,839)
01/15/2019	Goldman Sachs & Co.	USD	794,327	GBP	617,072	(6,028)
01/15/2019	Goldman Sachs & Co.	USD	326,549	SEK	2,952,006	(874)
01/15/2019	Goldman Sachs & Co.	USD	380,700	SEK	3,444,006	(747)
01/15/2019	Goldman Sachs & Co.	USD	735,406	SEK	6,642,012	(2,638)
01/15/2019	Goldman Sachs & Co.	USD	124,205	EUR	109,226	(35)
12/14/2018	JP Morgan Chase Bank	USD	7,129,192	GBP	5,412,865	(228,310)
12/14/2018	JP Morgan Chase Bank	USD	8,582,477	EUR	7,499,150	(85,298)
12/14/2018	JP Morgan Chase Bank	USD	93,669	CHF	93,059	(429)
12/14/2018	JP Morgan Chase Bank	USD	16,695,192	SEK	150,921,433	(102,355)
12/14/2018	JP Morgan Chase Bank	USD	27,687,562	GBP	21,211,598	(644,813)
01/15/2019	JP Morgan Chase Bank	EUR	75,562,239	USD	85,829,410	(71,340)
01/15/2019	Royal Bank of Canada	EUR	75,562,239	USD	85,753,016	(147,734)
01/15/2019	Royal Bank of Canada	USD	2,611,233	EUR	2,284,899	(13,711)
12/14/2018	State Street Bank & Trust Co.	USD	16,097,946	SEK	145,509,106	(100,159)
Subtotal - Depreciation						(3,171,143)
Total Forward Foreign Currency Contracts – Currency Risk						$10,720,025

Currency Abbreviations:

CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
NOK	- Norway Krone
SEK	- Sweden Krona
USD	- U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Dynamic Credit Opportunities Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Purchased on a When-Issued and Delayed DeliveryBasis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

                                 Invesco Dynamic Credit Opportunities Fund

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.

Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

J.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

K.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Dynamic Credit Opportunities Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2018, there were transfers from Level 3 to Level 2 of $19,952,774, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $15,451,966, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$1,027,564,063	$81,811,515	$1,109,375,578
U.S. Dollar Denominated Bonds & Notes	–	205,445,968	–	205,445,968
Common Stocks & Other Equity Interests	48,280,258	30,808,568	3,867,040	82,955,866
Structured Products	–	26,062,901	–	26,062,901
Investments Matured	–	1,524,441	541,278	2,065,719
Preferred Stocks	–	–	6,489	6,489
Total Investments in Securities	48,280,258	1,291,405,941	86,226,322	1,425,912,521

Other Investments - Assets*
Forward Foreign Currency Contracts	–	13,891,168	–	13,891,168

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(3,171,143)	–	(3,171,143)
Total Other Investments	–	10,720,025	–	10,720,025
Total Investments	$48,280,258	$1,302,125,966	$86,226,322	$1,436,632,546

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended November 30, 2018:

	Value February 28, 2018	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appeciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2018
Variable Rate Senior Loan Interests	$126,876,606	$30,492,639	$(68,107,379)	$1,206,447	$(6,271,519)	$550,235	$15,268,493	$(18,204,007)	$81,811,515
Common Stocks & Other Equity Interests	5,891,083	8,064	-	-	-	(466,813)	183,473	(1,748,767)	3,867,040
Preferred Stocks	186,932	-	-	-	-	(180,443)	-	-	6,489
Investments Matured	337,812	203,466	-	5,361	-	(5,361)	-	-	541,278
Total	$133,292,433	$30,704,169	$(68,107,379)	$1,211,808	$(6,271,519)	$(102,382)	$15,451,966	$(19,952,774)	$86,226,322

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3–Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$13,891,168
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$13,891,168

                                 Invesco Dynamic Credit Opportunities Fund

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	(3,171,143)
Derivatives not subject to master netting agreements	–
Total Derivative Liabilities subject to master netting agreements	(3,171,143)

Effect of Derivative Investments for the nine months ended November 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$28,899,989
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	14,723,316
Total	$43,623,305

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$1,436,328,370

NOTE 4–Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the nine months ended November 30, 2018.

	Value 2/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/18	Dividend Income
Nobina Europe AB	$33,102,189	$ -	$ -	($1,248,774)	$-	$31,853,415	$1,602,106

NOTE 5–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of November 30, 2018. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount(a)	Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan	$ 107,771	$ 107,771
Brightview Landscapes, LLC	First Lien Revolver Loan	579,949	536,453
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan	50,091	49,027
Dentalcorp Perfect Smile ULC	Second Lien Term Loan	135,548	135,548
Fieldwood Energy LLC	Revolver Loan	7,523,485	7,448,250
GlobalLogic Holdings Inc.	Delayed Draw Term Loan	33,508	33,382
Heartland Dental, LLC	Delayed Draw Term Loan	267,593	263,970
IAP Worldwide Services	First Lien Term Loan	1,299,963	1,299,963
MacDermid, Inc.	First Lien Revolver Loan	1,096,076	1,088,315
MacDermid, Inc.	First Lien Multicurrency Revolver Loan	1,096,076	1,088,315
Mavis Tire Express Services Corp.	Delayed Draw Term Loan	262,512	259,558
National Vision, Inc.	First Lien Revolver Loan	1,743,979	1,604,461
Prime Security Services Borrower, LLC	Revolver Loan	2,034,652	1,998,476
Tackle Group S.a.r.l.	Revolver Loan	EUR 740,826	809,335
Transtar Holding Co.	Term Loan	157,647	156,859
Unilabs Diagnostics AB	Revolver Loan	EUR 6,438,814	7,184,088
			$24,063,771

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	-Euro

                                 Invesco Dynamic Credit Opportunities Fund

NOTE 6–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended November 30, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,743,979	$1,604,461

                                 Invesco Dynamic Credit Opportunities Fund

Item 2. Controls and Procedures.

(a)

As of January 25, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 25, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

 There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

 Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2019

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.